UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 13, 2006

AGCO CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12930	58-1960019
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4205 River Green Parkway, Duluth, Georgia		30096
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(770)813-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On February 9, 2006, AGCO Corporation hosted a conference call regarding its financial results for the fourth quarter and full year ended December 31, 2005. A transcript of this conference call is attached as a Exhibit 99.1 to this Form 8-K and incorporated herein by this reference.

In the transcript of the conference call, AGCO uses non-GAAP financial measures. For purposes of SEC Regulation G, a "non-GAAP financial measure" is a numerical measure of a registrant's historical or future performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Non-GAAP financial measures should not be considered as alternatives to operating income, net income and earnings per share as computed under GAAP for the applicable period. AGCO considers operating income, net income and earnings per share to be the most comparable GAAP financial measures, and AGCO has included, as a part of the press release issued on February 9, 2006, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

AGCO uses operating income, net income, and earnings per share amounts that have been adjusted to exclude restructuring and other infrequent expenses. Restructuring and other infrequent expenses occur regularly in AGCO's business, but vary in size and frequency. The 2005 year-to-date amounts disclosed have also been adjusted for costs associated with a June 2005 bond redemption, as well as a non-cash adjustment to increase AGCO's valuation allowance against its U.S. deferred income tax assets. The redemption of AGCO's bonds during June 2005 resulted in a one-time charge related to the premium paid to redeem the bonds, and the non-cash adjustment recorded during the fourth quarter of 2005 to increase AGCO's valuation allowance against its U.S. deferred income tax assets resulted in a one-time charge to the tax provision. Such charges are infrequent in nature and result in a significant impact to AGCO's results. AGCO believes that the adjusted amounts provide investors useful information because the expenses that are excluded relate to events that resulted in a significant impact during the quarter, but will recur only in varied amounts and with unpredictable frequency. Management also uses these amounts to compare performance to budget.

The information in this Report and the Exhibits shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing of AGCO under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The transcript of the conference call and this Form 8-K address statements which are not historical facts, including projections of future sales, net income, earnings, operating margins, production levels, productivity and margin improvements, retail sales, sales mix and pricing increases, inventory reductions, working capital utilization, interest costs, tax rates, goodwill impairment, headcount, stock compensation expense related to SFAS 123R, market demand and conditions, commodity prices, farm debt levels and farm income, and market share are forward-looking and subject to risks which could cause actual results to differ materially from those suggested by the statements. These forward-looking statements involve a number of risks and uncertainties. The following are among the factors that could cause actual results to differ materially from the results discussed in or implied by the forward-looking statements. Further information concerning these and other factors is in included in the Company's filings with the Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2004. The Company disclaims any obligation to update any forward-looking statements.

- Our financial results depend entirely upon the agricultural industry, and factors that adversely affect the agricultural industry generally will adversely affect us.

- Our success depends on the introduction of new products which require substantial expenditures.

- We depend on suppliers for components and parts for our products, and any failure by our suppliers to provide products as needed, or by us to promptly address supplier issues, will adversely impact our ability to timely and efficiently manufacture and sell our products.

- A majority of our sales and manufacturing takes place outside of the United States, and, as a result, we are exposed to risks related to foreign laws, taxes, economic conditions, labor supply and relations, political conditions and governmental policies. These risks may delay or reduce our realization of value from our international operations.

- Currency exchange rate and interest rate changes can adversely affect the profitability of our products.

- We are subject to extensive environmental laws and regulations, and our compliance with, or our failure to comply with, existing or future laws and regulations could delay production of our products or otherwise adversely affect our business.

- Our labor force is heavily unionized, and our contractual and legal obligations under collective bargaining agreements and labor laws subject us to the risks of work interruption or stoppage and could cause our costs to be higher.

- We have significant pension obligations with respect to our employees.

- We are subject to fluctuations in raw material prices and availability, which may cause delays in the production of our products or otherwise adversely affect our manufacturing costs.

- The agricultural equipment industry is highly seasonal, and seasonal fluctuations significantly impact our results of operations and cash flows.

- We face significant competition and, if we are unable to compete successfully against other agricultural equipment manufacturers, we would lose customers and our revenues and profitability would decline.

- We have a substantial amount of indebtedness, and, as a result, we are subject to certain restrictive covenants and payment obligations that may adversely affect our ability to operate and expand our business.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit

99.1 Transcript of AGCO Corporation conference call, held February 9, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO CORPORATION

February 13, 2006	By:	Andrew H. Beck

Name: Andrew H. Beck
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Transcript of AGCO Corporation conference call, held February 9, 2006